EXHIBIT 10.20





February 6, 2004

Named
Address
Address

Dear        ,

     You are a stockholder of SearchHelp, Inc. (the "Company") and you own xx,xxx shares of the Company's common stock, par value $.0001 (the "Common Stock").

     The Company filed a Registration Statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission, File No. 33-97687 for the initial public offering of the Common Stock. The Registration Statement was effective on January 22, 2003. The Company is currently raising additional capital through a private offering. The potential investors are requiring that the officers, directors, advisory board members and founding stockholders to extend their lock-up period from January 2004 to December 31, 2004. As a Board of Director, xx,xxx common restricted shares will be locked up until June 30, 2004, xx,xxx common shares will be locked up until August 31, 2004, xx,xxx will be locked up until October 31, 2004 and the balance of your restricted shares of xx,xxx will become available to trade on December 31, 2004

     In connection with this extension, beginning on the date your lock up expired and ending on December 31, 2004 thereafter you:

         (i) agree not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), without the prior written consent of the Company;

         (ii) agree not to make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of the Company; and

         (iii) authorize the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the

         (iv) Company with respect to any shares of Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock for which you are the record holder and, in the case of any such shares or securities for which you are the beneficial but not the record holder, agree to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

     You hereby represent and warrant that you have the full power and authority to enter into the agreements set forth herein, and that, upon request, you will

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execute any additional  documents  necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive your death or incapacity and any of your obligations shall be binding upon your heirs, personal representatives, successors, and assigns.

     Please immediately sign this document, fax it to (516) 624-0638 and then send the original signed document back to our office in the enclosed envelope as soon as possible.

                                Very truly yours,

                                SEARCHHELP, INC.


                                By:
                                    ------------------------
                                    Name:  Debbie Seaman
                                    Title: President


ACKNOWLEDGE AND AGREED:

By:
   --------------------------------

Name:
   --------------------------------


Number of shares of original restricted Common Stock owned:   xx,xxx

       Certificate Number(s):                                              SH xx


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